United Surgical Partners
INTERNATIONAL

Nasdaq Symbol

USPI

November 2004

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW

- Leading operator of short stay surgical facilities in the U.S. and United Kingdom
- Strategic relationships with leading not-for-profit health care systems
- Attractive case and payor mix with minimal exposure to government reimbursement
- Strong same facility revenue growth and EBITDA growth
- Experienced management team focusing on facility level operating discipline

FACILITIES


England
JV
Non-JV

84 surgical facilities world-wide

FAVORABLE REVENUE AND PAYOR MIX

Q3 YTD Revenue Mix


11%
Other
8%
Ophthalmology
10%
Plastic
11%
Gastrointestinal
6%
Ear, Nose
& Throat
7%
General
Surgery
5%
Gynecology
42%
Orthopedic &
Pain Mgmt

Q3 YTD Payor Mix


74%
Private Insurance
14%
Self-Pay
10%
Government
2%
Other

Low risk cash flows from high margin specialties and reliable payors

INDUSTRY OVERVIEW

SURGERY CENTER BENEFITS

- ASCs are an important component of convenient access, cost efficient, quality health care:
  - Enhanced efficiency for busy outpatient surgeons
  - A caring, comfortable, efficient and easily accessible environment for patients and their families
  - ASCs are a cost effective alternative to the traditional hospital experience
    - Predictability of surgical schedule
    - Designed for high throughput in limited hours and efficient space
    - Lower upfront capital costs

RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market

(Surgeries in millions)


Freestanding Facility Outpatient Surgeries
Hospital Outpatient Surgeries
3.8
6%
94%
7.7
10%
90%
13.3
17%
83%
17.3
25%
75%
26.2
29%
71%
1981
1985
1990
1995
2002

Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

OPPORTUNITIES IN UNITED KINGDOM

- Approximately 30% of the population in the Greater London market accesses the private health care market
- Physician-driven health care
- Inherent limitations of National Health System
- Strategically located facilities
- Strong management team


England

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH

Same Facility Results

($ in millions)

Domestic Net Revenue



$316
$377
19%
2002
2003
$324
$385
19%
3Q03 YTD
3Q04 YTD

United Kingdom Net Revenue



Exchange rate 10%
Total 19%
$47
$56
2002
2003
Exchange rate 16%
Total 37%
$42
$58
3Q03 YTD
3Q04 YTD

STRONG FACILITY OPERATIONS

USPI's EDGE – Every Day Giving Excellence

- Efficient processes maximize physician productivity and clinical services
- Staffing flexibility – reduces daily costs
- Salaries, wages and benefits are 25% of total net revenues

Emphasis on facility operations drives volume and efficiencies

DEVELOPMENT STRATEGY

USPI will continue to implement a two-pronged development strategy

- Enter new markets with joint venture partners
  - Expand existing relationships into new markets
  - Establish new ventures with leading not-for-profit health care systems
- Add facilities in existing markets

Majority of facility growth will come through de novo developments

HEALTH CARE SYSTEM PARTNERS

BAYLOR HEALTH CARE SYSTEM

INTEGRIS Health

Memorial Hermann

McLAREN HEALTH CARE

Providence | Health System

Adventist Health

BON SECOURS HEALTH SYSTEM, INC.

Catholic Healthcare West
(Las Vegas, Phoenix and 3 in S. California)

SAINT THOMAS HOSPITAL

CHW

Covenant HEALTHCARE

CHRISTUS SANTA ROSA Health Care

JOHNSON CITY MEDICAL CENTER

Meridian Health System®

ROBERT WOOD JOHNSON UNIVERSITY HOSPITAL

Promotes physician loyalty

Leverages USPI's expertise

Vehicle for expanding network

45 facilities in partnership with health care system partners

DE NOVO FACILITY ADDITIONS



3
6
4
11
8-11
2001
2002
2003
2004
2005

Not for profit partners increase de novo opportunities

DE NOVO DEVELOPMENTS

Under Construction (Hospital Partner)

- Southern California (Catholic Healthcare West) (2)
- Southern California (Providence)
- Dallas, Texas (Baylor Health Care System) (3)
- Baton Rouge, Louisiana
- Nashville, Tennessee (St. Thomas)

Under Development

Texas	3
Virginia	1
New Jersey	2
California	2

15 of 16 de novo projects include a hospital partner

FINANCIAL OVERVIEW

SAME FACILITY EBITDA MARGINS[1]


Q304 YTD
34%
37%
30%
31%
38%
41%
Total Company Q303 YTD
Total Company Q304 YTD
United Kingdom
U.S. facilities without Hospital Partners
Total U.S.
U.S. facilities with Hospital Partners

[1] Continuing operations

MARGIN FACTORS IN THE 3RD QUARTER 2004

- De novo developments lower margin in the short term
  - 12 de novos 2004
- Changes in workers compensation payment and lapse of managed care contract
  - Lowered same facility margin 250 bps in 3rd quarter

STRONG REVENUE GROWTH [1]


($ in millions)
U.K.
U.S
$172.9
23%
77%
46%
$253.1
19%
81%
29%
$325.6
14%
81%
$236.3
18%
84%
25%
$295.0
21%
79%
2001
2002
2003
3Q03 YTD
3Q04 YTD

[1] Continuing operations

RAPID NET INCOME GROWTH [1]


($ in millions)
$16.7
$24.7
48%
$18.4
$24.2
32%
2002
2003
3Q03 YTD
3Q04 YTD

[1] Continuing operations

RAPID EPS GROWTH [1]



$0.64
$0.88
37%
$0.66
$0.83
26%
2002
2003
3Q03 YTD
3Q04 YTD

[1] Continuing operations

CAPITALIZATION TO SUPPORT CONTINUED GROWTH

($ in millions)

	Sept 2004
Cash and Equivalents [1]	$ 204.7
Senior Debt	$ 109.5
Subordinated Debt	148.9
Total Debt	$ 258.4
Total Shareholders' Equity	454.6
Total Capitalization	$ 713.0

[1] Includes approximately $165 (pretax) million for sale of Spanish business

CASH FLOW ANALYSIS

($ in millions)

	Q304YTD
Cash Flow from Operations	$ 77
Maintenance Capex	8
	69
Expansion Capex	9
De Novo Investment (6)	4
Net Change in Ownership	10
Cash Available for Acquisitions	$ 46
Acquisitions (3)	$ 27

MILEPOSTS FOR SUCCESS

2004

$1.12 - $1.14

Earnings Per Share

2005

$1.48-$1.53

Earnings Per Share

United Surgical Partners
INTERNATIONAL

Nasdaq Symbol

USPI